UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

DIRECT SELLING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40831	86-3676785
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Democracy Drive Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(214) 380-6020

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DSAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DSAQ	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share.	DSAQ.W	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Direct Selling Acquisition Corp. (“DSAQ” or the “Company”) with the Securities and Exchange Commission (the “SEC”) as supplemented by the additional definitive proxy materials filed on March 20, 2024 and March 22, 2024 (the “Proxy Statement”), relating to the special meeting of stockholders (the “Special Meeting”), DSAC Partners LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to DSAQ as a loan $90,000 to be deposited into the trust account established in connection with DSAQ’s initial public offering (the “Trust Account”). In addition, in the event DSAQ does not consummate an initial business combination by the Charter Extension Date (as defined below), and if the Sponsor wishes to extend the Charter Extension Date, the Lender will contribute to the Company as a loan up to $990,000 to be deposited into the Trust Account for each of the eleven one-month extensions following the Charter Extension Date.

On March 29, 2024, the stockholders of DSAQ approved the Extension Amendment Proposal (as defined below) at the Extension Meeting (as described in Item 5.07 of this Current Report on Form 8-K). Accordingly, on April 1, 2024, DSAQ issued an unsecured promissory note in the principal amount of $1,580,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of DSAQ’s initial business combination (a “Business Combination”). In the event that DSAQ does not consummate a Business Combination, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The proceeds of the Note have been deposited in the Trust Account in connection with the Charter Amendment (as defined below).

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is incorporated by reference herein and filed herewith as Exhibit 10.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2024, DSAQ held the Special Meeting to amend the Company’s amended and restated certificate of incorporation to (i) extend the date by which DSAQ has to consummate a business combination (the “Termination Date”) from March 28, 2024 to April 28, 2024 (the “Charter Extension Date”) and to allow DSAQ, without the need for another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to eleven times, by an additional one month each time, after the Charter Extension Date, by resolution of DSAQ’s board of directors (the “Board”), if requested by the Sponsor (such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), (ii) eliminate the limitation that DSAQ may not redeem Class A Common Stock to the extent that such redemption would result in DSAQ having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow DSAQ to redeem Class A Common Stock irrespective of whether such redemption would exceed the Redemption Limitation (such amendment, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) and (iii) to provide for the right of a holder of DSAQ’s Class B common stock, par value $0.0001 (the “Class B Common Stock”) to convert such Class B Common Stock into DSAQ’s Class A common stock, par value $0.0001 (the “Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (such amendment, the “Founder Share Amendment” and such proposal, the “Founder Share Amendment Proposal”). The stockholders of the Company approved the Extension Amendment Proposal, the Redemption Limitation Amendment and the Founder Share Amendment Proposal at the Special Meeting and on March 28, 2024, the Company filed the Extension Amendment, the Redemption Limitation Amendment and the Founder Share Amendment with the Secretary of State of Delaware.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, the Redemption Limitation Amendment and the Founder Share Amendment Proposal, copies of which are attached as Exhibits 3.1, 3.2 and 3.3 hereto and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 28, 2024, the Company held the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and a proposal to allow the adjournment of the Special Meeting to a later date or dates, if necessary, (1) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there were insufficient shares of Class A Common Stock of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal or (2) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), each as more fully described in the Proxy Statement. As there were sufficient votes to approve each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal, the Adjournment Proposal was not presented to stockholders.

Holders of 9,163,475 ordinary shares of the Company held of record as of February 29, 2024, the record date for the Special Meeting, were present in person or by proxy at the meeting, representing approximately 80.768% of the voting power of the Company’s common stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The voting results for the proposals were as follows:

The Extension Amendment Proposal

For	Against	Abstain
9,124,632	38,843	0

The Redemption Limitation Amendment Proposal

For	Against	Abstain
9,163,473	2	0

The Founder Share Amendment Proposal

For	Against	Abstain
9,163,473	2	0

In connection with the vote to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal, the holders of 2,873,211 shares of Class A Common Stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.16 per share, for an aggregate redemption amount of approximately $32,066,629.79.

Item 8.01.	Other Events.

On March 29, 2024, the Sponsor converted an aggregate of 5,749,000 shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. The Sponsor has agreed to waive any right to receive funds from DSAQ’s trust account with respect to the Class A Common Stock received upon such conversion and will acknowledge that such shares will be subject to all of the restrictions applicable to the original Class B Common Stock under the terms of that certain letter agreement, dated as of September 23, 2021, by and among the Company, its directors and officers and the Sponsor.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation (Extension Amendment).

3.2	Amendment to Amended and Restated Certificate of Incorporation (Redemption Limitation Amendment).

3.3	Amendment to Amended and Restated Certificate of Incorporation (Founder Share Amendment).

10.1	Promissory Note, dated April 1, 2024, between DSAQ and the Sponsor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information about the Transaction and Where to Find It.

This filing relates to the proposed business combination involving DSAQ, FlyBlade (India) Private Limited, a private limited company incorporated under the laws of India (“Hunch Mobility”), Hunch Technologies Limited, a private limited company incorporated in Ireland with registered number 607449 (“PubCo”), Aeroflow Urban Air Mobility Private Limited, a private limited company incorporated under the laws of India and a direct wholly owned subsidiary of PubCo (“IndiaCo”), and HTL Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub”). In connection with the proposed business combination, DSAQ and PubCo intend to file with the SEC a registration statement on Form F-4 (the “Registration Statement/Proxy Statement”), which will include a preliminary proxy statement/ prospectus of DSAQ and a preliminary prospectus of PubCo relating to the shares to be issued in connection with the proposed business combination. This filing is not a substitute for the Registration Statement/Proxy Statement, the definitive proxy statement/final prospectus or any other document that PubCo or DSAQ has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This filing does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, DSAQ’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY DSAQ OR PUBCO WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement/Proxy Statement is declared effective, the definitive proxy statement will be mailed to stockholders of DSAQ as of a record date to be established for voting on the proposed business combination. Additionally, DSAQ and PubCo will file other relevant materials with the SEC in connection with the Business Combination. Copies of the Registration Statement/Proxy Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. DSAQ’s stockholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024.

Participants in the Solicitation of Proxies

This filing may be deemed solicitation material in respect of the proposed business combination. DSAQ, Hunch Mobility, IndiaCo, PubCo, Merger Sub and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from DSAQ’s stockholders in connection with the proposed business combination. Security holders and investors may obtain more detailed information regarding the names and interests in the proposed business combination of DSAQ’s directors and officers in DSAQ’s filings with the SEC, including DSAQ’s initial public offering prospectus, which was filed with the SEC on September 27, 2021, DSAQ’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to DSAQ’s stockholders in connection with the business combination will be included in the definitive proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This filing is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the business combination agreement (the “Business Combination Agreement”), entered into by and among DSAQ, PubCo, IndiaCo, Hunch Mobility and Merger Sub. A copy of the Business Combination Agreement was filed by DSAQ as an exhibit to the Current Report on Form 8-K on January 17, 2024 and contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 (the “Securities Act”).

Forward-Looking Statements

All statements other than statements of historical facts contained in this filing are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by DSAQ’s public stockholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this filing, and on the current expectations of DSAQ, IndiaCo, Hunch Mobility and PubCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of DSAQ, IndiaCo, Hunch Mobility and PubCo.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of Hunch Mobility or DSAQ is not obtained; (iii) the ability to acquire and maintain the listing of PubCo’s securities on a stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations DSAQ, Hunch Mobility, IndiaCo or PubCo as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions, which may be affected by, among other things, the ability of PubCo to grow and manage growth profitably, grow its customer base and retain its management and key employees; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of Hunch Mobility, IndiaCo and PubCo’s business strategy and the timing of expected business milestones, including, but not limited to, the use of electrical vertical aircraft; (x) Hunch Mobility’s limited operating history and history of net losses; (xi) the evolution and growth of the markets in which PubCo operates; (xii) changes in applicable laws or regulations; (xiii) the ability of PubCo to adhere to legal and regulatory requirements and to receive any needed regulatory approvals or licenses; (xiv) cybersecurity risks, data loss and other breaches of PubCo’s network security and the disclosure of personal information; (xv) the effects of competition on Hunch Mobility, IndiaCo and PubCo’s business; (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the continued economic growth of the Indian sub-continent, the impacts of climate change, the Russia-Ukraine conflict, consumer preferences, supply chain issues and inflation; (xvii) risks related to PubCo’s third party aircraft operators; (xviii) PubCo’s reliance on technology leased from Blade Air Mobility, Inc.; (xix) the limited geographic scope of PubCo’s operations to the Indian sub-continent; (xx) the outcome of any legal proceedings that may be instituted against Hunch Mobility, IndiaCo, DSAQ, PubCo or any of their respective directors or officers, following the announcement of the proposed business combination; (xxi) the amount of redemption requests made by DSAQ’s public stockholders; (xxii) the ability of DSAQ to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xxiii) risks related to Hunch Mobility, IndiaCo and PubCo’s industry; and (xxiv) those factors discussed in DSAQ’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of DSAQ or PubCo to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or Hunch Mobility’s, IndiaCo’s, PubCo’s or DSAQ’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hunch Mobility, IndiaCo, PubCo and DSAQ do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DSAQ’s, Hunch Mobility’s, IndiaCo’s and PubCo’s expectations, plans or forecasts of future events and views as of the date of this filing. DSAQ, Hunch Mobility, IndiaCo and PubCo anticipate that subsequent events and developments will cause their assessments to change. DSAQ, Hunch Mobility, IndiaCo and PubCo undertake no obligation to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. However, while DSAQ, Hunch Mobility, IndiaCo or PubCo may elect to update these forward-looking statements at some point in the future, each of them specifically disclaim any obligation to do so, unless required by applicable law. If DSAQ, Hunch Mobility, IndiaCo or PubCo do update one or more forward looking statements, no inference should be drawn that they will make additional updates thereto or with respect to other forward-looking statements. These forward-looking statements should not be relied upon as representing DSAQ’s, Hunch Mobility’s, IndiaCo or PubCo’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements. DSAQ, Hunch Mobility, IndiaCo and PubCo may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2024

DIRECT SELLING ACQUISITION CORP.

By:	/s/ Dave Wentz
Name:	Dave Wentz
Title:	Chairman and Chief Executive Officer